EXHIBIT 99.1

NEWS RELEASE
COMPUWARE CORPORATION
Corporate Headquarters
One Campus Martius • Detroit, Michigan 48226
(313) 227-7300

For Immediate Release
July 24, 2012

Compuware Announces Fiscal Year 2013 Q1 Results

•	Earns five cents per share on $226.2M in total revenues; repurchases 1.7 million shares in Q1

•	APM total revenues jump 28 percent year-over-year to $71.2M; license fees up 95 percent y-o-y to $22.4M, SaaS revenues up 6 percent y-o-y to $19.9M

•	Covisint revenues increase 27 percent y-o-y to $20.6M

•	Professional Services contribution margin reaches 17.5 percent

DETROIT--July 24, 2012--Compuware Corporation (Nasdaq: CPWR), the technology performance company, today announced financial results for its first quarter ended June 30, 2012.

“Driven by technology mega-trends like mobile, cloud and big data analytics, Compuware’s growth engines continue to rapidly increase revenues,” said Compuware CEO Bob Paul. “Our Compuware APM and Covisint solutions in particular stand squarely in leadership positions for this technology revolution and have led the way to a solid Q1.”

The company’s growth drivers – Compuware APM and Covisint in particular – produced strong revenue increases in Q1, while Compuware Mainframe Solutions revenues declined year-over-year as expected. The upcoming integration of Compuware APM – dynaTrace and Strobe will offer some potential upside to the Mainframe Solutions business through the industry’s only end-to-end transaction management solution.

First Quarter Fiscal Year 2013 Results

During the company’s first quarter:

•	software license fees were 34.0 million
•	maintenance fees were $102.9 million
•	subscription fees were $20.5 million
•	professional services fees were $48.2 million
•	application services fees were $20.6 million

During the first quarter, total revenues were $226.2 million, compared to $230.0 million in the first quarter last year. Net income was $10.5 million, compared to $17.0 million in the first quarter last year. Earnings per share were five cents compared to eight cents last year, based upon 221.4 million and 222.9 million shares outstanding, respectively.

First Quarter Fiscal Year 2013 Highlights

During the first quarter, Compuware:

•
Announced a major new release of its integrated application performance management (APM) solution, the Compuware APM platform®. The Compuware APM Spring 2012 Platform Release introduced a new generation of APM with four industry-first innovations across its dynaTrace and Gomez product brands that help customers optimize the performance and value of business-critical applications.

Compuware Announces Fiscal Year 2013 Q1 Results
July 24, 2012

•	Previewed major enhancements in Compuware Changepoint 2012, a new release of the company's market-leading professional services automation (PSA) and project portfolio management (PPM) solution.

•	Launched SpeedoftheWeb.org, a new free online cloud service that helps web application and site owners increase the speed of their most important web properties.

•	Announced that the Compuware APM® platform now supports IPv6 across its product brands — Gomez and dynaTrace.

•
Announced that the Detroit-based Southeast Michigan Beacon Community (SEMBC) selected Covisint's accountable care technology to aggregate regional health information into a comprehensive patient health record.

•	Released a research paper titled "Mainframe Efficiency in the Real World," which details how 60 global market leaders collectively saved $105 million by optimizing their mainframe environments.

•	Published the second report of its 2011 "Best of the Web" series showcasing the leaders in web and mobile site performance. The report is titled “Best of the Web Performance Trends 2011.”

Compuware Corporation

Compuware Corporation, the technology performance company, provides software, experts and best practices to ensure technology works well and delivers value. Compuware solutions make the world’s most important technologies perform at their best for leading organizations worldwide, including 46 of the top 50 Fortune 500 companies and 12 of the top 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

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Conference Call Information

Compuware will host a conference call to discuss these results at 5:00 p.m. Eastern time (21:00 GMT) today. To join the conference call, interested parties in the United States should call 800-288-8974. For international access, the conference call number is +1-612-332-0725. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 251814. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Senior Vice President, Investor Relations, Marketing and Communications +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Compuware Announces Fiscal Year 2013 Q1 Results
July 24, 2012

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF JUNE 30,
ASSETS
	2012	2011
CURRENT ASSETS:
Cash and cash equivalents	$83,507	$194,866
Accounts receivable, net	359,610	419,978
Deferred tax asset, net	42,784	42,570
Income taxes refundable	8,470	6,213
Prepaid expenses and other current assets	34,489	34,278
Total current assets	528,860	697,905

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	316,363	331,272

CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	118,343	80,876

ACCOUNTS RECEIVABLE	206,004	204,397
DEFERRED TAX ASSET, NET	39,803	43,333
GOODWILL	791,946	607,794
OTHER ASSETS	36,534	37,954

TOTAL ASSETS	$2,037,853	$2,003,531

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$17,842	$17,858
Accrued expenses	82,844	81,565
Income taxes payable	3,168	12,264
Deferred revenue	406,476	446,309
Total current liabilities	510,330	557,996

LONG TERM DEBT	36,500	-

DEFERRED REVENUE	334,537	366,374

ACCRUED EXPENSES	26,822	25,406

DEFERRED TAX LIABILITY, NET	82,904	72,552
Total liabilities	991,093	1,022,328

SHAREHOLDERS' EQUITY:
Common stock	2,166	2,185
Additional paid-in capital	691,485	666,533
Retained earnings	372,487	314,052
Accumulated other comprehensive income (loss)	(19,378)	(1,567)
Total shareholders' equity	1,046,760	981,203

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,037,853	$2,003,531

Compuware Announces Fiscal Year 2013 Q1 Results
July 24, 2012

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED
	JUNE 30,

	2012	2011
REVENUES:
Software license fees	$33,994	$34,126
Maintenance fees	102,949	106,985
Subscription fees	20,479	19,124
Professional services fees	48,152	53,572
Application services fees	20,587	16,167
Total revenues	226,161	229,974

OPERATING EXPENSES:
Cost of software license fees	4,825	3,536
Cost of maintenance fees	8,946	9,531
Cost of subscription fees	7,393	7,127
Cost of professional services	42,301	45,119
Cost of application services	17,721	16,834
Technology development and support	26,497	24,701
Sales and marketing	62,190	61,995
Administrative and general	39,725	41,514
Total operating expenses	209,598	210,357

INCOME FROM OPERATIONS	16,563	19,617

OTHER INCOME (EXPENSE), NET	52	998

INCOME BEFORE INCOME TAXES	16,615	20,615

INCOME TAX PROVISION	6,147	3,630

NET INCOME	$10,468	$16,985

DILUTED EPS COMPUTATION
Numerator: Net income	$10,468	$16,985
Denominator:
Weighted-average common shares outstanding	217,510	218,200
Dilutive effect of stock options	3,886	4,748
Total shares	221,396	222,948
Diluted EPS	$0.05	$0.08

Compuware Announces Fiscal Year 2013 Q1 Results
July 24, 2012

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	THREE MONTHS ENDED
	JUNE 30,
	2012	2011
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$10,468	$16,985
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	15,369	13,015
Stock award compensation	8,289	5,323
Deferred income taxes	(884)	(1,200)
Other	9	45
Net change in assets and liabilities, net of effects from currency fluctuations:
Accounts receivable	84,862	64,773
Prepaid expenses and other current assets	(1,548)	3,787
Other assets	863	(6,557)
Accounts payable and accrued expenses	(36,468)	(31,561)
Deferred revenue	(68,088)	(52,356)
Income taxes	5,253	2,952
Net cash provided by operating activities	18,125	15,206

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(2,244)	(5,020)
Capitalized software	(8,846)	(3,593)
Other	(600)	-
Net cash used in investing activities	(11,690)	(8,613)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Proceeds from borrowings	41,000	-
Payments on borrowings	(49,500)	-
Net proceeds from exercise of stock awards including excess tax benefits	2,517	5,142
Employee contribution to common stock purchase plans	818	779
Repurchase of common stock	(14,075)	-
Net cash provided by (used in) financing activities	(19,240)	5,921

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(2,868)	2,108

NET CHANGE IN CASH AND CASH EQUIVALENTS	(15,673)	14,622

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	99,180	180,244

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$83,507	$194,866

Compuware Announces Fiscal Year 2013 Q1 Results
July 24, 2012

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER
	ENDED
	JUN 30,		YR - YR
	2012	2011	% Chg
Total Product Software Revenue by Geography
North America	$90,600	$88,841	2.0%
International	66,822	71,394	(6.4%)

Deferred License Fees
Current	$19,584	$37,226	(47.4%)
Long-term	9,094	19,374	(53.1%)

Deferred Maintenance
Current	$303,071	$326,915	(7.3%)
Long-Term	288,035	306,896	(6.1%)

Deferred Subscription
Current	$44,766	$50,599	(11.5%)
Long-Term	11,715	14,513	(19.3%)

Deferred Professional Services	$23,453	$20,401	15.0%

Deferred Application Services	$41,295	$36,759	12.3%

Other:
Total Company Headcount	4,560	4,497	1.4%

Total DSO (Billed)	61.0	64.7
Total DSO	143.1	164.4

Stock-based compensation Expense

Cost of license fees	$-	$-	N/A
Cost of maintenance fees	217	128	69.5%
Cost of subscription fees	35	28	25.0%
Cost of professional services	92	193	(52.3%)
Cost of application services	322	427	(24.6%)
Technology development and support	644	330	95.2%
Sales and marketing	1,784	1,286	38.7%
Administrative and general	5,195	2,931	77.2%

Total stock-based compensation expense before income taxes	$8,289	$5,323	55.7%

Compuware Announces Fiscal Year 2013 Q1 Results
July 24, 2012

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint
					Professional	Application	Unallocated
Quarter Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses (1)	Total

June 30, 2012

Software license fees	$22,357	$793	$9,050	$1,794	-	-	-	$33,994
Maintenance fees	20,765	4,130	70,546	7,508	-	-	-	102,949
Subscription fees	19,852	627	-	-	-	-	-	20,479
Professional services fees	8,195	3,444	293	1,176	$35,044	-	-	48,152
Application services fees	-	-	-	-	-	$20,587	-	20,587
Total revenues	71,169	8,994	79,889	10,478	35,044	20,587	-	226,161

Operating expenses	76,096	9,689	22,845	5,419	28,920	18,016	$48,613	209,598

Income (loss) from operations	$(4,927)	$(695)	$57,044	$5,059	$6,124	$2,571	$(48,613)	$16,563
Contribution margin %	(6.9%)	(7.7%)	71.4%	48.3%	17.5%	12.5%		7.3%

Operating expenses include:
Stock awards compensation	$1,504	$15	$961	$27	$73	$322	$5,387	$8,289
Amortization of purchased software	$2,259					$148		$2,407
Amortization of other acquired intangible assets	$1,850					$113		$1,963

June 30, 2011

Software license fees	$11,453	$1,994	$18,698	$1,981	-	-	-	$34,126
Maintenance fees	18,433	3,839	76,975	7,738	-	-	-	106,985
Subscription fees	18,661	463	-	-	-	-	-	19,124
Professional services fees	6,966	3,670	1,833	1,206	$39,897	-	-	53,572
Application services fees	-	-	-	-	-	$16,167	-	16,167
Total revenues	55,513	9,966	97,506	10,925	39,897	16,167	-	229,974

Operating expenses	69,439	11,362	24,076	5,400	31,589	16,834	$51,657	210,357

Income (loss) from operations	$(13,926)	$(1,396)	$73,430	$5,525	$8,308	$(667)	$(51,657)	$19,617
Contribution margin %	(25.1%)	(14.0%)	75.3%	50.6%	20.8%	(4.1%)		8.5%

Operating expenses include:
Stock awards compensation	$1,116	$99	$499	$57	$193	$427	$2,932	$5,323
Amortization of purchased software	$1,034	$-	$-	$-	$-	$148	$-	$1,182
Amortization of other acquired intangible assets	$1,462	$-	$-	$-	$-	$113	$-	$1,575